Palmer Square Absolute Return Fund
A series of the Investment Managers Series Trust

Supplement dated March 1, 2013, to the
Summary Prospectus dated September 4, 2012, and the Prospectus and the Statement of
Additional Information dated August 31, 2012, as supplemented on December 21, 2012 and February 6, 2013

Reduction of Advisory Fee

Effective March 1, 2013, the Advisor has agreed to lower its management fee by 0.20%, from 1.95% to 1.75% of the Fund’s average daily net assets.  Accordingly, the following replaces any inconsistent information in the section titled “SUMMARY SECTION - Fees and Expenses of the Fund” in the Fund’s Summary Prospectus and Prospectus:

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		5.75%		None
Maximum deferred sales charge (load)		1.00%1		None
Redemption fee (as a percentage of amount redeemed)		None		None
Wire fee		$20		$20
Retirement account fees (annual maintenance and full redemption requests)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.75%		1.75%
Distribution and/or service (12b-1) fees		0.25%		None
Other expenses		1.77%		1.77%
Dividend and interest expense on short sales	0.86%		0.86%
Shareholder servicing fee	0.08%		0.08%
All other expenses	0.83%		0.83%
Acquired fund fees and expenses		0.01%		0.01%
Total annual fund operating expenses2		3.78%		3.53%
Fee waiver and/or expense reimbursement3		(0.41)%		(0.41)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)2,3		3.37%		3.12%

1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights tables, which reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses.

3.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.50% and 2.25% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively.  This agreement is effective until August 31, 2013 and is subject thereafter to annual re-approval of the agreement by the advisor and the Trust’s Board of Trustees.  This agreement may be terminated with the consent of the Trust's Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment to the extent a class's total annual fund operating expenses do not exceed the limits described above or any lesser limit on operating expenses in place at the time of reimbursement.

In addition, effective March 1, 2013, the following text replaces the applicable information in the section titled “MANAGEMENT OF THE FUND - The Advisor” in the Fund’s Prospectus:

For its services, the Advisor is entitled to receive an annual management fee of 1.75%, calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets.

Sub-Advisors

Effective March 1, 2013, Argonaut Management, L.P. and Cramer Rosenthal McGlynn, LLC no longer serve as sub-advisors to the Fund.

Please file this Supplement with your records.